Exhibit 99.1

CUSTODIAL AGREEMENT

THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the “Agreement”), dated as of July 1, 2006, by and among HSBC Bank USA, National Association, not individually but solely as trustee under the Pooling and Servicing Agreement (defined below) (including its successors, the “Trustee”), People’s Choice Home Loan Securities Corp., as depositor (together with any successor in interest, the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, together with any successor in interest, the “Master Servicer”) and as securities administrator (in such capacity, together with any successor in interest, the “Securities Administrator”), and as custodian (together with any successor in interest or any successor appointed hereunder, the “Custodian”) (each under the Pooling and Servicing Agreement), EMC Mortgage Corporation, as servicer under the Servicing Agreement (as defined in the Pooling and Servicing Agreement) (together with any successor in interest, the “Servicer”), and People’s Choice Home Loan, Inc., as subservicer under the Pooling and Servicing Agreement and the Servicing Agreement (the “Subservicer”).

WITNESSETH THAT:

WHEREAS, the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Servicer, the Subservicer and People’s Choice Home Loan, Inc., as seller (the “Seller”) have entered into a Pooling and Servicing Agreement, dated as of July 1, 2006 (the “Pooling and Servicing Agreement”), pursuant to which the Depositor conveyed certain mortgage loans (the “Mortgage Loans”) to the Issuing Entity; and

WHEREAS, pursuant to the Pooling and Servicing Agreement, the Issuing Entity issued People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage Pass- Through Certificates, Series 2006-1 (the “Certificates”), evidencing ownership interests in, among other things, the Mortgage Loans; and

WHEREAS, the Custodian has agreed to act as custodian for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor or the Master Servicer under the Pooling and Servicing Agreement and the Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer, the Servicer, the Subservicer and the Custodian hereby agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

ARTICLE II

CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1. Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed custodial agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.2(a)), receipt of the Mortgage Files relating to the Mortgage Loans identified on Schedule B attached hereto (the “Mortgage Loan Schedule”) and declares that it holds and will hold such Mortgage Files as custodial agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders. The Depositor shall deliver to the Custodian, and the Custodian agrees to accept, the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan.

Section 2.2. Review of Mortgage Files.

(a) On or prior to the Closing Date, the Custodian shall deliver to the Depositor, the Seller and the Trustee an Initial Certification, in the form annexed hereto as Exhibit One, evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on Mortgage Loan Schedule. Items (i) and (iii) (pertaining to the delivery of Mortgage Notes (including any riders thereto) and Assignments to the Trustee) on Schedule B attached hereto have been delivered to the Custodian in blank. The Custodian is hereby authorized to stamp such Mortgage Notes (including any riders thereto) and Assignments to “HSBC Bank USA, National Association, as Trustee under the Pooling and Servicing Agreement relating to People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1.”

(b) Within 90 days of the Closing Date (or, with respect to an Substitute Mortgage Loan delivered to the Custodian, within five Business Days after the receipt by the Custodian thereof), the Custodian agrees, for the benefit of the Certificateholders, to review the documents listed in Schedule B attached hereto and shall deliver to the Depositor, the Seller and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two, to the effect that all such documents have been executed and received and that the Mortgage Certificates relate, determined on the basis of Mortgagor Name, original principal balance and loan number, to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule B attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

(c) Not later than 180 days after the Closing Date, the Custodian agrees, for the benefit of the Certificateholders, to review the documents listed in Schedule B attached hereto and shall deliver to the Depositor, the Seller and the Trustee a Final Certification in the form annexed hereto as Exhibit Three, evidencing the completeness of the Mortgage Files. In performing such review under this Section 2.2, with respect to the documents listed in clauses

(iv), (v) and (vi) of Schedule B hereto, the Custodian’s obligations shall only extend to those documents actually delivered to Custodian.

(d) In reviewing the Mortgage Files as provided herein, the Custodian shall make no representation as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, perfection, priority, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

Upon receipt of written request from the Trustee, the Custodian shall, as soon as practicable, but in any event no later than two Business Days after receipt of the request, supply the Trustee with a list of all of the documents relating to the Mortgage Loans but missing from the Mortgage Files.

Section 2.3. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Depositor in the Pooling and Servicing Agreement or by the Seller in the Mortgage Loan Purchase Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the Seller, the Servicer and the Trustee.

Section 2.4. Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Trustee that the Seller has repurchased a Mortgage Loan pursuant to Section 2.03 of the Pooling and Servicing Agreement and a Request for Release (in the form of Exhibit Four hereto), certifying that the purchase price therefor has been deposited in the Payment Account, the Custodian shall promptly release to the Seller the related Mortgage File.

Upon the Custodian’s receipt of a Request for Release signed by a Servicing Officer of the Servicer or the Subservicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian shall promptly release to the Servicer or the Subservicer the related Mortgage File.

From time to time, as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Servicer or the Subservicer shall (or if the Servicer or the Subservicer does not, the Master Servicer may) deliver to the Custodian a Request for Release, signed by a Servicing Officer, requesting that possession of all of the related Mortgage File be released to the Servicer or the Subservicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the Servicer or the Subservicer. The Servicer or the Subservicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefore by the Servicer or the Subservicer no longer exists, unless (a) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Payment Account or (b) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged

Property, either judicially or non-judicially, and the Servicer or the Subservicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

At any time that the Servicer or the Subservicer is required to deliver to the Custodian a Request for Release, the Servicer or the Subservicer shall deliver two copies of the Request for Release, if delivered in hard copy, or the Servicer or the Subservicer may furnish such Request for Release electronically, to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be followed by an Assignment executed by the Trustee (unless the related Mortgage Loan is registered on the MERS® System), prepared by and at the request of the Servicer, the Subservicer or the Master Servicer, without recourse, representation or warranty, from the Trustee to the Seller, and the related Mortgage Note shall be endorsed without recourse by the Trustee (if not in blank and unless the related Mortgage Loan is registered on the MERS® System) and returned to the Seller. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the Servicer or the Subservicer.

Section 2.5. Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the Servicer or the Subservicer to notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III

CONCERNING THE CUSTODIAN

Section 3.1. Custodian as Bailee and Custodial Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File that are delivered to the Custodian, the Custodian is exclusively the bailee and custodial agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.4 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Depositor, the Seller, the Servicer, the Subservicer or the Master Servicer or otherwise released from the possession of the Custodian. Although the Custodian is designated as custodial agent of the Trustee, to the extent provided herein, the Custodian is not subject to the supervision of the Trustee in respect of the manner in which it accomplishes the performance of its duties and obligations hereunder.

Section 3.2. Reserved.

Section 3.3. Custodian May Own Certificates. The Custodian, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have had if it were not Custodian.

Section 3.4. Custodian’s Fees and Expenses.

(a) The Master Servicer covenants and agrees to pay to the Custodian, from time to time, and the Custodian shall be entitled to reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, as agreed to between the Master Servicer and the Custodian. The Custodian shall be reimbursed from the Trust for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) Additionally, the Custodian and its directors, affiliates, officers, agents and employees shall be indemnified by the Trust and held harmless against any and all liabilities, obligations, losses, damages, suits, costs and expenses that may be imposed on, incurred by or asserted against it or them in any way arising out of this Custodial Agreement or any action taken or not taken by them hereunder, unless such liabilities, obligations, losses, damages, suits, costs and expenses were imposed on, incurred by or asserted against the Custodian because of a breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, affiliates, officers, agents and employees. The right to indemnification under this Section 3.4(b) shall survive the termination of this Agreement or the earlier resignation or removal of the Custodian.

Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign, in writing, from the obligations and duties imposed upon it hereby as such obligations and duties relate to its acting as Custodian of the Mortgage Loans by giving 30 days written notice thereof to the Trustee. Upon receiving such written notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt written notice thereof to the Depositor, the Master Servicer, the Servicer, the Subservicer and the Custodian, or promptly appoint a successor Custodian by written instrument, a copy of which instrument shall be delivered to the resigning Custodian, the successor Custodian, the Depositor, the Master Servicer, the Servicer and the Subservicer. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such written notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

The Trustee may remove the Custodian by giving 30 days written notice upon receipt of notice that the Custodian has failed to satisfy the obligations set forth in Section 3.9 and Section 3.10 hereof or at any time with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Servicer, the Subservicer or the Depositor.

Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor, the Master Servicer, the Servicer and the Subservicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor, the Master Servicer, the Servicer and the Subservicer.

Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

Section 3.8. Rights of the Custodian.

(a) The Custodian shall be under no duty or obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

(b) The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian’s compensation or for reimbursement of its expenses.

(c) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy, perfection or priority or any lien upon or security interest in any Mortgage File.

(d) Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Custodian is a signatory party to that document or agreement.

(e) The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(f) The Custodian may consult with counsel selected by the Custodian with regard to legal questions arising out of or in connection with this Agreement, and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith.

(g) No provision of this Agreement shall require the Custodian to expend or risk its own funds, to take any legal action hereunder or to otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

(h) The Custodian shall be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any of the Mortgage Loans and shall not be required to, and shall not, make any representations as to the validity, value or genuineness of Mortgage Loans.

(i) The Custodian may rely on and shall be protected in acting in good faith upon any certificate, instrument, opinion, notice, magnetic tape, letter, telegram or other document, or any security, delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties; but in the case of any request, instruction, document or certificate, which by any provision hereof is specifically required to be furnished to the Custodian, the

Custodian shall be under a duty to examine the same to determine whether or not it conforms prima facie to the requirements of this Custodial Agreement. The Custodian may rely on and shall be protected in acting in good faith upon the written instructions of the Trustee, the Master Servicer, the Servicer and the Subservicer and the respective agents and/or representatives of any of the foregoing.

(j) The Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of negligent performance or omission.

(k) The Custodian shall have no obligation to verify the receipt of any such documents the existence of which was not made known in writing to the Custodian.

(l) The Custodian shall have no obligation to determine whether the recordation of any document is necessary.

(m) In no event shall the Custodian or its directors, affiliates, officers, agents, and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

(n) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, governmental or regulatory actions, fire, communication line failures, computer viruses, power failures, or earthquakes (each a “Force Majeure Event”). The Custodian agrees that it will use commercially reasonable efforts to mitigate the effects of the Force Majeure Event. The Custodian further agrees that it shall give notice (including a reasonable description of such Force Majeure Event) to the other parties hereto within a reasonable time but in no event later than two Business Days of the Custodian having notice or knowledge of such Force Majeure Event and use its best efforts to resume performance as promptly as practicable under the circumstances. The Custodian further represents that it has developed and implemented a business continuity plan as required by its regulators.

(o) The Custodian shall have no duty to ascertain whether or not any cash amount or payment has been received by the Trustee, the Depositor or any third person.

Section 3.9. Additional Information to Be Provided by the Custodian. For so long as the Certificates are outstanding, for the purpose of satisfying the Depositor’s reporting obligation under the Exchange Act with respect to any class of Certificates, for so long as such obligation exists, the Custodian shall (a) notify the Depositor, the Master Servicer and the Securities Administrator in writing of (i) any material litigation or governmental proceedings pending against the Custodian (including any such proceedings known to be contemplated by governmental authorities) that would be material to Certificateholders, and (ii) upon the request of the Depositor, the Master Servicer or the Securities Administrator, any affiliation, relationships or transactions relating to the Custodian with respect to the Depositor or other transaction parties identified to the Custodian in such request and (b) provide to the Depositor, the Master Servicer and the Securities Administrator a written description of any such proceedings, affiliations, relationships or transactions. Any notices and descriptions required under this Section 3.9 shall be given no later than five Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event or received such request. As of the date the Depositor or Securities Administrator files each Report on Form 10-D or Form 10-K with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Section 3.9, if any, is materially correct and does not have any material omissions unless the Custodian has provided an update to such information.

Section 3.10. Report on Assessment of Compliance and Attestation. By March 15th of each calendar year, commencing in 2007, the Custodian shall, at its own expense:

(a) cause a firm of independent public accountants (who may also render other services to Custodian), which is a member of the American Institute of Certified Public Accountants, to furnish to the Depositor, the Securities Administrator and the Master Servicer a report to the effect that such firm that attests to, and reports on, the assessment made by the Custodian pursuant to Section 3.10(b) below, which report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

(b) deliver to the Master Servicer, the Securities Administrator and the Depositor a report regarding its assessment of compliance with the Servicing Criteria identified in Exhibit Five attached hereto, as of and for the period ending the end of the fiscal year ending no later than December 31st of the year prior to the year of delivery of the report, with respect to asset-backed security transactions taken as a whole in which the Custodian is performing all of the servicing criteria specified in Exhibit Five. Each such report shall include (i) a statement of the party’s responsibility for assessing compliance with the Servicing Criteria applicable to such party, (ii) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB (§ 229.1122(d)) to assess compliance with the applicable Servicing Criteria, (iii) disclosure of any material instance of noncompliance identified by such party, and (iv) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the applicable Servicing Criteria, which report shall be delivered by the Custodian as provided in this paragraph 3.10(b).

The Custodian has not and shall not engage any Subcontractor that is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, unless such Subcontractor provides, beginning March 15, 2007, and annually thereafter, a report regarding its assessment of compliance with the Servicing Criteria applicable to it and a statement of a registered public accounting firm certifying its compliance with the applicable servicing criteria in Item 1122(d) of Regulation AB.

Section 3.11. Indemnification. The Custodian shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer and each broker-dealer acting as underwriter, placement agent or initial purchaser of the Certificates or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective directors, officers, and employees of each of the foregoing (each, an “Indemnified Party”) and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses that any of them may sustain directly resulting from:

(a) (i) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants’ attestation or other material provided under Section 3.9 or Section 3.10 by or on behalf of the Custodian (collectively, the “Custodian Information”) or (ii) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(b) any failure by the Custodian to deliver any information, report, certification, accountants’ attestation or other material when and as required under Section 3.9 or 3.10; or

(c) the negligence, bad faith or willful misconduct of the Custodian in the performance of its obligations under Section 3.9 or 3.10.

In the case of any failure of performance described in clause (b) above, the Custodian shall promptly reimburse the Depositor, the Master Servicer and the Securities Administrator for all costs reasonably incurred by any of such Persons in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Custodian.

In no event shall the Custodian or its directors, officers, and employees be liable for any special, indirect or consequential damages from any action taken or omitted to be taken by it or them hereunder or in connection herewith, even if advised of the possibility of such damages.

If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Custodian agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other. This indemnification shall survive the termination of this Agreement or the termination of the Custodian.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto provided, however, that an Opinion of Counsel is provided to the Trustee, at the expense of the requesting party, to the effect that such modification, amendment or supplement has no adverse effect on the Certificateholders. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

Section 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO).

Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor and at the Trust’s expense, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Depositor to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

Section 4.6. Additional Terms Regarding Pooling and Servicing Agreement. The Trustee shall have only such duties and obligations under this Agreement as are expressly set forth herein, and no implied duties on its part shall be read into this Agreement. In entering into and acting under this Agreement, the Trustee shall be entitled to all of the rights, immunities, indemnities and other protections set forth in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Written Address:	HSBC Bank USA, National Association, not individually but solely as Trustee

452 Fifth Avenue
New York, New York 10018
	By:	/s/ Elena Zheng
	Name:	Elena Zheng
	Title:	Assistant Vice President

Address:	People’s Choice Home Loan Securities Corp.

7515 Irvine Center Drive
Irvine, California 92618
	By:	/s/ Brad Plantiko
	Name:	Brad Plantiko
	Title:	Treasurer, CFO and CAO

Address:	Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator

9062 Old Annapolis Road
Columbia, Maryland 21045-1951	By:	/s/ Peter Gobell
	Name:	Peter Gobell
	Title:	Vice President

Address:	Wells Fargo Bank, N.A., as Custodian

24 Executive Park, Suite 100	By:	/s/ Sanjay Patei
Irvine, California 92614	Name:	Sanjay Patei
	Title:	Vice President

Address:	EMC Mortgage Corporation, as Servicer

2780 Lake Vista Drive
Lewisville, Texas 75067	By:	/s/ Sue Stepanek
	Name:	Sue Stepanek
	Title:	Executive Vice President

Address:	People’s Choice Home Loan, Inc., as Subservicer

7515 Irvine Center Drive
Irvine, California 92618
	By:	/s/ Brad Plantiko
	Name:	Brad Plantiko
	Title:	EVP - Finance and Operations

SCHEDULE A

MORTGAGE LOAN SCHEDULE

Available upon request.

I

SCHEDULE B

Pursuant to the Pooling and Servicing Agreement, the Depositor will deliver, or cause to be delivered, to the Custodian, on behalf of the Issuing Entity, with respect to each Mortgage Loan:

(a) the original Mortgage Note, including any riders thereto, endorsed by the Seller or the originator, as applicable, without recourse (unless the related Mortgage Loan is registered on the MERS® System), to “HSBC Bank USA, National Association, as Trustee under the Pooling and Servicing Agreement relating to People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1,” with any intervening endorsements showing an unbroken chain of title from the originator to the Trustee, or with respect to a Mortgage Loan as to which the Mortgage Note has been lost, a lost note affidavit with indemnity and, if available, a copy of the lost Mortgage Note;

(b) the original recorded Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document or if such original Mortgage has been lost, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

(c) unless the relate Mortgage Loan is registered on the MERS® System, an original duly executed Assignment in recordable form from the Seller or the originator, as applicable, to “HSBC Bank USA, National Association, as Trustee under the Pooling and Servicing Agreement relating to People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1”;

(d) the original intervening Assignments, if any and if available, with evidence of recording thereon, showing an unbroken chain of title to the Mortgage from the originator thereof to Person assigning it to the Trustee; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

(e) the originals of each assumption, modification or substitution agreement, if any and if available, relating to the Mortgage Loan; and

(f) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

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provided, however, that, in lieu of the foregoing, the Depositor may deliver to the Custodian the following documents, under the circumstances set forth below: (i) in lieu of the original Security Instrument (including the Mortgage), assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to such documents required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the Servicer, or its agent on its behalf, substantially to the effect that such copy is a true and correct copy of the original; (ii) in lieu of the Security Instrument, assignment in blank or to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor to such effect) the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded or from the Depositor’s agent, escrow agent or closing attorney; (iii) in lieu of the Mortgage Certificates relating to the Mortgage Loans identified on Schedule A to this Custodial Agreement, the Depositor may deliver lost note affidavits from the Seller; and (iv) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the Seller and the Depositor; provided, further, however, that, in the case of Mortgage Loans that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Trustee a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Payment Account on the Closing Date.

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EXHIBIT ONE

FORM OF CUSTODIAN INITIAL CERTIFICATION

[ DATE ]

[ ],	People’s Choice Home Loan Securities Corp.
as Trustee	7515 Irvine Center Drive
[ Address ]	Irvine, California 92618
[ Address ]

People’s Choice Home Loan, Inc.	People’s Financial Realty Mortgage Securities
7515 Irvine Center Drive	Trust, Series 2006-1
Irvine, California 92618	c/o [ ]
[ Address ]
[ Address ]

Attention:	People’s Choice Home Loan Securities Corp.
People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage-Backed Certificates, Series 2006-1

Re:   Custodial Agreement, dated as of July 1, 2006, by and among HSBC Bank USA, National Association, People’s Choice Home Loan Securities Corp., Wells Fargo Bank, N.A., and People’s Financial Realty Mortgage Securities Trust, Series 2006-1, EMC Mortgage Corporation and People’s Choice Home Loan, Inc., relating to People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

Ladies and Gentlemen:

In accordance with Section 2.2(a) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.2(a) to the above-captioned Custodial Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, perfection, priority, insurability, effectiveness or suitability of any such documents. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (x) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing in and to the Mortgage Note or other document or (y) any

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assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

Wells Fargo Bank, N.A., as Custodian

By:
Name:
Title:

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EXHIBIT TWO

FORM OF CUSTODIAN INTERIM CERTIFICATION

                        , 20

[ ],	People’s Choice Home Loan Securities Corp.
as Trustee	7515 Irvine Center Drive
[ Address ]	Irvine, California 92618
[ Address ]

People’s Choice Home Loan, Inc.	People’s Financial Realty Mortgage Securities
7515 Irvine Center Drive	Trust, Series 2006-1
Irvine, California 92618	c/o [ ]
[ Address ]
[ Address ]

Attention:	People’s Choice Home Loan Securities Corp.
People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage-Backed Certificates, Series 2006-1

Re:   Custodial Agreement, dated as of July 1, 2006, by and among HSBC Bank USA, National Association, People’s Choice Home Loan Securities Corp., Wells Fargo Bank, N.A., and People’s Financial Realty Mortgage Securities Trust, Series 2006-1, EMC Mortgage Corporation and People’s Choice Home Loan, Inc., relating to People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

Ladies and Gentlemen:

In accordance with Section 2.2(b) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required in Section 2.2(b) to the above-captioned Custodial Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that subject to Section 2.2: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, perfection, priority, insurability, effectiveness or suitability of any such documents. Notwithstanding anything herein to the contrary, the

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Custodian has made no determination and makes no representations as to whether (x) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing in and to the Mortgage Note or other document or (y) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

Wells Fargo Bank, N.A., as Custodian

By:
Name:
Title:

II-2

EXHIBIT THREE

FORM OF CUSTODIAN FINAL CERTIFICATION

                        , 20

[ ],	People’s Choice Home Loan Securities Corp.
as Trustee	7515 Irvine Center Drive
[ Address ]	Irvine, California 92618
[ Address ]

People’s Choice Home Loan, Inc.	People’s Financial Realty Mortgage Securities
7515 Irvine Center Drive	Trust, Series 2006-1
Irvine, California 92618	c/o [ ]
[ Address ]
[ Address ]

Attention:	People’s Choice Home Loan Securities Corp.
People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage-Backed Certificates, Series 2006-1

Re:   Custodial Agreement, dated as of July 1, 2006, by and among HSBC Bank USA, National Association, People’s Choice Home Loan Securities Corp., Wells Fargo Bank, N.A., and People’s Financial Realty Mortgage Securities Trust, Series 2006-1, EMC Mortgage Corporation and People’s Choice Home Loan, Inc., relating to People’s Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

Ladies and Gentlemen:

In accordance with Section 2.2(c) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required in Section 2.2 (c) to the above-captioned Custodial Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that subject to Section 2.2: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, perfection, priority, insurability, effectiveness or suitability of any such documents. Notwithstanding anything herein to the contrary, the

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Custodian has made no determination and makes no representations as to whether (x) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing in and to the Mortgage Note or other document or (y) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement or in the Pooling and Servicing Agreement, as applicable.

Wells Fargo Bank, N.A., as Custodian

By:
Name:
Title:

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EXHIBIT FOUR

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A. (the “Custodian”) 24 Executive Park Drive, Suite 100 Irvine, California 92614 Attn.: PFRMS 2006-1

RE:	Pooling and Servicing Agreement, dated as of July 1, 2006 (the “Pooling and Servicing Agreement”), among People’s Financial Realty Mortgage Securities Trust, Series 2006-1, as Issuing Entity, People’s Choice Home Loan Securities Corp., as Depositor, HSBC Bank USA, National Association, as Trustee, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, EMC Mortgage Corporation, as Servicer, People’s Choice Home Loan, Inc., as Subservicer and People’s Choice Home Loan, Inc., as Seller.

In connection with the administration of the Mortgage Loans held by the Custodian for the benefit of the Trustee pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

This release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

☐	1.	Mortgage Paid in Full and proceeds have been deposited into the Payment Account

☐	2.	Foreclosure

☐	3.	Substitution

☐	4.	Other Liquidation

☐	5.	Nonliquidation	Reason:

☐	6.	California Mortgage Loan paid in full

SERVICER OR SUBSERVICER

By:
(authorized signer)

People’s Choice Home Loan Securities Corp
c/o Trustee:

Address:

Date:

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EXHIBIT FIVE

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Custodian
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two (2) business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.

Servicing Criteria		Custodian
Reference	Criteria

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two (2) business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X

1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two (2) business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

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Servicing Criteria		Custodian
Reference	Criteria

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two (2) business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

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Servicing Criteria		Custodian
Reference	Criteria

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

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